CONSENT AND WAIVER TO SECOND LIEN CREDIT AGREEMENT

THIS CONSENT AND WAIVER TO SECOND LIEN CREDIT AGREEMENT, dated as of December 1, 2007 (this "Waiver"), is by and among BUTLER SERVICE GROUP, INC., a New Jersey corporation ("the "Borrower"), certain financial institutions party to the Credit Agreement referred to below (the "Lenders"), and MONROE CAPITAL MANAGEMENT ADVISORS, in its capacity as agent for the Lenders ("Agent").

BACKGROUND

A.           Borrower, the Lenders, Agent and the other Credit Parties signatory thereto, are parties to that certain Second Lien Credit Agreement dated as of August 29, 2007 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement").

B.            Borrower has requested the Agent and Lenders to enter into this Waiver in order to waive compliance with certain provisions of the Credit Agreement, and the Lenders are agreeable to the same subject to the terms and conditions set forth herein.

AGREEMENT

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

SECTION 1.       DEFINED TERMS. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2.       CONSENT. Agent and Requisite Lenders hereby consent to the Borrower not furnishing to each Lender (i) the annual Financial Statements, certifications, statements, reports, letters and other documentation required by Section 4.1(a) and clause (q) of Annex E of the Credit Agreement for the Fiscal Year ended December 31, 2006 (the "Audited Financials") and (ii) the Officer's Certificate required by clause (d)(v) of Annex E of the Credit Agreement to be delivered concurrently with such Audited Financials (the "Officer's Certificate"), in each case, on or prior to November 1, 2007; provided, that the Audited Financials and the Officer's Certificate are furnished by the Borrower to each Lender on or before December 31, 2007.

SECTION 3.      WAIVER OF DEFAULT OR EVENT OF DEFAULT. Agent and Requisite Lenders hereby waive any Default or Event of Default under Section 8.1(c) or 8.1(e) of the Credit Agreement solely to the extent that such Default or Event of Default is due to the failure of the Company to timely deliver (i) the Officer's Certificate and the Audited Financials pursuant to the terms of the Credit Agreement and/or (ii) the Audited Financials and any related officer's certificates required under any other document to be delivered concurrently therewith pursuant to the terms of any other document evidencing or securing Indebtedness; provided, that such waiver shall cease to be effective and such Defaults and Events of Default shall be reinstated if Company has not furnished to Lenders by December 31, 2007 (a) the Audited Financials and (b) the Officer's Certificate stating that no Default or Event of Default is continuing after giving effect to this Waiver and delivery of the Audited Financials.

SECTION 4.       WAIVER OF FEE. Agent and Requisite Lenders hereby waive any fees under Section 1.9 (c) of the Credit Agreement solely to the extent that such fee is due to the failure of the Company to timely deliver (i) the Officer's Certificate and the Audited Financials pursuant to the terms of the Credit Agreement and/or (ii) the Audited Financials and any related officer's certificates required under any other document to be delivered concurrently therewith pursuant to the terms of any other document evidencing or securing Indebtedness; provided, that such waiver shall cease to be effective and such fee shall be reinstated if Company has not furnished to Lenders by December 31, 2007 (a) the Audited Financials and (b) the Officer's Certificate stating that no Default or Event of Default is continuing after giving effect to this Waiver and delivery of the Audited Financials.

SECTION 5. COSTS AND EXPENSES. Borrower agrees to pay all reasonable costs and expenses of Agent in connection with the negotiation, preparation, printing, typing, reproduction, execution and delivery of this Waiver and all other documents furnished pursuant hereto or in connection herewith, including without limitation, the reasonable fees and out-of-pocket expenses of Winston & Strawn LLP, special counsel to Agent, as well as other attorney costs, independent public accountants and other outside experts retained by Agent in connection with the administration of this Waiver.

SECTION 6.     CONDITIONS PRECEDENT TO EFFECTIVENESS OF WAIVER. This Waiver shall become effective upon the date (the "Effective Date") that each of the following conditions has been satisfied:

(a)           Waiver. Borrower, Agent and the Requisite Lenders shall have executed and delivered this Waiver.

(b)           No Defaults. No Default or Event of Default under the Credit Agreement (after giving effect to this Waiver) shall have occurred and be continuing.

(c)           Representations and Warranties. The representations and warranties of each Borrower contained in this Waiver, the Credit Agreement (after giving effect to this Waiver) and the other Loan Documents are true and correct as of the Effective Date, except to the extent that any such representation or warranty expressly relates to an earlier date.

(d)           Other. Receipt by Agent or Lenders of such other documents, instruments and certificates as Agent or Lenders shall have reasonably requested, including, without limitation, a waiver under the First Lien Credit Agreement in form and substance acceptable to the Agent.

SECTION 7.	REPRESENTATIONS AND WARRANTIES.
(a)           The Borrower represents and warrants (i) that it has full corporate (or equivalent) power and authority to enter into this Waiver and perform its obligations hereunder in accordance with the provisions hereof, (ii) that this Waiver has been duly authorized, executed and delivered by the Borrower and (iii) that this Waiver constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or law).

(b)           The Borrower represents and warrants that the following statements are true and correct, in each case after giving effect to this Waiver:

(i)          The representations and warranties of the Borrower contained in this Waiver, the Credit Agreement and the other Loan Documents are true and correct as of the Effective Date, except to the extent that any such representation or warranty expressly relates to an earlier date.

(ii)	No Default or Event of Default shall have occurred and be continuing.
SECTION 8.	REFERENCES TO AND EFFECT ON THE CREDIT AGREEMENT.

(a)           On and after the Effective Date each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents (the "Ancillary Documents") delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement giving effect to this Waiver.

(b)           The Credit Agreement and the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c)           Except as expressly set forth herein, the execution, delivery and effectiveness of this Waiver shall not operate as a waiver of any right, power or remedy of the Lenders or Agent under the Credit Agreement or the Loan Documents.

SECTION 9.      EXECUTION IN COUNTERPARTS. This Waiver may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

SECTION 10.   GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED, IN ALL RESPECTCS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THE BORROWER HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE BORROWER, AGENT AND LENDERS PERTAINING TO THIS WAIVER OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS WAIVER; PROVIDED, THAT AGENT, LENDERS AND THE BORROWER ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY AND; PROVIDED, FURTHER THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. THE BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH CREDIT PARTY HEREBY WAIVES ANY OBJECTION THAT THE BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. THE BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH CREDIT PARTY AT THE ADDRESS SET FORTH IN ANNEX I OF THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE BORROWER’S ACTUAL RECEIPT THEREOF OR 3 DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.

SECTION 11.   HEADINGS. Section headings in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purposes.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective officers thereunto duly authorized as of the date above first written.

BUTLER SERVICE GROUP, INC.

By: /s/ Beth Butler

Name: Beth Butler

Title: Assistant Controller

MONROE CAPITAL MANAGEMENT ADVISORS LLC,

in its individual capacity and as Agent

By:/s/ Mark Bohntinsky
Name: Mark Bohntinsky
Title: Senior Vice President

Butler Service Group, Inc.

Signature Page to Consent and Waiver

to Second Lien Credit Agreement

MC FUNDING USTRS II, LLC

By: /s/ Mark Bohntinsky
Name: Mark Bohntinsky
Title: Senior Vice President

Butler Service Group, Inc.

Signature Page to Consent and Waiver

to Second Lien Credit Agreement